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Exhibit 99.1

HALO Industries, Inc.
August 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: Aug. 2002

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH — END OF MONTH

*
COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP	Actual August	Budget August	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE MONTH ENDING
TOTAL CASH RECEIPTS	4,470	6,477	(2,007)
CASH REQUIREMENTS
PRODUCT	2,568	2,976	408
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	(550)	(550)
SELLING EXPENSE
COMMISSIONS	591	883	292
WAGES	29	112	83
SEVERANCE	—	—	—
PAYROLL TAX	21	76	55
SALES ASST.	—	—	—
SAMPLE EXPENSE	11	18	7
MARKETING EXP	0	—	(0)
CATALOGS	0	9	9
ADVERTISING	—	0	0
AUTOMOBILE	—	—	—
TRAVEL	—	—	—
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	—	1	1
EXHIBITS & SHOWS	—	1	1
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	110	25	(84)
RECRUITING EXPENSE	0	—	(0)
MONTHLY ALLOWANCE	—	0	0
TOTAL SELLING	762	1,125	363
G&A EXPENSES
WAGES	583	521	(62)
WAGES — SEVERANCE	72	145	73
RETENTION BONUS	—	—	—
TEMP HELP	16	0	(16)
SALARY — OTHER	—	—	—
PAYROLL TAXES	33	51	18
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	—	—
401K EXP	—	5	5
GROUP INSURANCE	12	(20)	(32)
SELF INSURANCE CLAIMS	503	440	(63)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	14	7	(7)
M&E	4	4	(1)
AUTO EXP	0	—	(0)
RENT EXPENSE	112	63	(49)
RENT ADD ON EXP	8	2	(6)
UTILITIES	5	0	(5)
R&M & CAP EX	6	1	(5)
ALARM SERVICE	—	—	—
MOVING EXP	8	—	(8)
EQUIP RENTAL	6	3	(4)
REAL ESTATE TAXES	—	—	—
TELEPHONE	192	34	(158)
TELEPHONE REPAIRS	4	2	(2)
FREIGHT HOUSE	11	6	(4)
POSTAGE	2	4	2
COLLECTION EXP	—	2	2
BANK/CREDIT CARD FEES	0	48	48
OFFICE EXP	0	4	4
PRINTING/STATIONARY	7	6	(2)
DUES & SUBS	15	0	(15)
DATA LINES	26	10	(16)
COMPUTER SUPPLIES	43	0	(43)
COMPUTER SUPPORT	15	19	4
OFFICE SUPPLIES	1	6	5
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	4	7	3
PROFESSIONAL FEES	1,108	1,072	(36)
GEN LIAB & PROPERTY	355	—	(355)

PUBLIC COMPANY EXPENSES	—	—	—
BUS LICENSES & FEES	0	15	15
USE TAX/SALES TAX	18	330	312
TAX PENALTIES	—	—	—
CONTRIBUTIONS	—	0	0
INTEREST	1	28	27
MISCELLANEOUS	0	6	5
MANAGEMENT FEE/(RECEIPT)	—	—	—
TOTAL G&A	3,186	2,821	(365)
TOTAL CASH DISBURSEMENTS	6,516	6,372	(144)
NET CASH FLOW	(2,046)	105	(2,151)

HALO Industries, Inc.
August 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
August 31,2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$2,317,325	$184,826,890
Less: Returns and Allowances	—	(83)
Net Revenue	$2,317,325	$184,826,807
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	1,812,433	128,256,673
Gross Profit	504,892	56,570,134
OPERATING EXPENSES
Advertising	—	127,050
Auto and Truck Expenses	528	48,655
Bad Debts	14,213	875,673
Contributions
Employee Benefits Programs	226,115	4,060,944
Insider Compensation*	256,999	33,331,772
Insurance	27,006	755,310
Management Fee/Bonuses	—	2,055,224
Office Expense	10,880	417,763
Pension & Profit Sharing Plans
Repairs and Maintenance	1,666	662,564
Rent and Lease Expense	76,381	7,427,212
Salaries/Commission/Fees	497,983	18,753,036
Supplies	5,040	690,232
Taxes — Payroll	35,796	1,415,242
Taxes — Real Estate
Taxes — Other	54,291	600,434
Travel and Entertainment	24,763	1,021,774
Utilities	1,738	429,154
Other (attach schedule)	118,597	20,308,628
Total Operating Expenses Before Depreciation	1,351,996	92,980,667
Depreciation/Depletion/Amortization	379,209	7,507,672
Net Profit (Loss) Before Other Income & Expenses	(1,226,313)	(43,918,205)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	293	242,640
Interest Expense	(77,709)	(14,668)
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,303,728)	(43,690,234)
REORGANIZATION ITEMS
Professional Fees	1,425,680	11,379,082
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from sale of Equipment	—	(231,889)
Other Reorganization Expenses (attach schedule)	4,619	3,982,131
Total Reorganization Expenses	1,430,299	15,129,324
Income Taxes	—	(1,841,300)
Net Profit (Loss)	$(2,734,028)	$(56,978,257)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS — continuation sheet
August 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	468,867
Sample amortization	8,705	670,748
Marketing	—	10,472
Catalogs	—	5,498,505
Promotion and business development	—	36,142
Exhibit & show expenses	324	363,537
National meeting expense	—	64,796
Regional meeting expense	—	3,500
Royalty fees	(6,076)	932,219
Recruiting expense	12	12,822
Telemarketing — phone	1,116	29,280
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	103,435	2,889,340
Postage and freight	(40,285)	1,912,985
Bank fees/credit card charges	43,045	1,240,233
Computer expenses	(29,409)	622,565
Public company expenses	37,418	612,110
Other	311	4,754,078
Allocation Exp	—	186,429
Total Other	118,597	20,308,628

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
August 31,2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$2,317,325	$133,182,523
Less: Returns and Allowances	—	(83)
Net Revenue	$2,317,325	$133,182,440
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	1,812,433	96,450,863
Gross Profit	504,892	36,731,576
OPERATING EXPENSES
Advertising	—	124,625
Auto and Truck Expenses	528	45,991
Bad Debts	14,213	479,167
Contributions
Employee Benefits Programs	226,115	3,454,573
Insider Compensation*	256,999	23,299,337
Insurance	27,006	658,268
Management Fee/Bonuses	—	1,890,142
Office Expense	10,880	280,227
Pension & Profit Sharing Plans
Repairs and Maintenance	1,666	535,453
Rent and Lease Expense	76,381	6,487,883
Salaries/Commission/Fees	497,983	14,602,316
Supplies	5,040	535,096
Taxes — Payroll	35,796	1,090,478
Taxes — Real Estate
Taxes — Other	54,291	593,091
Travel and Entertainment	24,763	850,472
Utilities	1,738	371,566
Other (attach schedule)	118,597	12,403,074
Total Operating Expenses Before Depreciation	1,351,996	67,701,758
Depreciation/Depletion/Amortization	379,209	5,484,932
Net Profit (Loss) Before Other Income & Expenses	(1,226,313)	(36,455,113)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	293	(56,934)
Interest Expense	(77,709)	5,397,579
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,303,728)	(31,114,467)
REORGANIZATION ITEMS
Professional Fees	1,425,680	11,335,396
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(231,889)
Other Reorganization Expenses (attach schedule)	4,619	3,982,131
Total Reorganization Expenses	1,430,299	15,085,638
Income Taxes	—	—
Net Profit (Loss)	$(2,734,028)	$(46,200,105)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
August 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	8,705	670,748
Marketing	—	10,472
Catalogs	—	5,357,981
Promotion and business development	—	23,786
Exhibit & show expenses	324	199,612
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	(6,076)	317,185
Recruiting expense	12	515
Telemarketing — phone	1,116	5,424
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	103,435	2,461,384
Postage and freight	(40,285)	1,670,757
Bank fees/credit card charges	43,045	981,675
Computer expenses	(29,409)	519,174
Public company expenses	37,418	611,610
Other	311	4,580,607
Allocation Exp	—	(5,038,571)
Total Other	118,597	12,403,074

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
August 31,2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$7,200	$2,256,662
Less: Returns and Allowances	—	—
Net Revenue	$7,200	$2,256,662
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	5,737	1,354,258
Gross Profit	1,463	902,404
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	500	6,500
Bad Debts	—	—
Contributions
Employee Benefits Programs	(1,661)	57,884
Insider Compensation*	—	262,742
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	591	3,409
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	6,811
Salaries/Commission/Fees	27,458	484,989
Supplies	—	750
Taxes — Payroll	2,035	54,437
Taxes — Real Estate
Taxes — Other	—	—
Travel and Entertainment	911	9,811
Utilities	—	—
Other (attach schedule)	10,417	142,988
Total Operating Expenses Before Depreciation	40,251	1,030,321
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(38,788)	(127,917)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	14,147	210,929
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(24,641)	83,011
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(24,641)	$83,011
*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
August 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing — phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	—	5,922
Postage and freight	—	1,084
Bank fees/credit card charges	—	(1,447)
Computer expenses	—	2,012
Public company expenses	—	—
Other	—	0
Allocation Exp	10,417	135,417
Total Other	10,417	142,988

Chapter 11
Consolidating P&L
August, 2002 M.YTD

	HALO DIP	Lee Wayne Co.	Starbelly Consolidated	Chapter 11
Drop ship sales	39,773,885	25,034,543		64,808,428
Fulfillment sales	8,094,602	2,137,398		10,232,000
Other revenue	1,428,199	-535,673		892,526
Net sales	49,296,686	26,636,269		75,932,955
Drop ship — COS	29,078,862	15,666,355		44,745,217
Fulfillment — COS	5,798,395	1,220,742		7,019,137
Other — COS	-133,857	-300,009		-433,866
Freight — COS	364,178	-139,293		224,884
Total Cost of sales	35,107,577	16,447,795		51,555,372
Gross Profit	14,189,109	10,188,474		24,377,583
Commissions and Salaries	7,580,220	4,971,775		12,551,995
Selling expenses other	778,791	808,172		1,586,963
Selling Expenses	8,359,011	5,779,947		14,138,958
Payroll & Benefits	11,481,329	2,054,538	-108,279	13,427,589
Travel entertainment & auto	348,495	63,310		411,805
Occupancy	2,513,930	502,751	230,500	3,247,181
Communications	1,170,575	274,245	4,026	1,448,846
Postage and freight	986,984	160,287		1,147,272
Bad debt expense	200,301	209,229		409,530
Bank fees/credit card charges	489,236	142,390		631,626
Office expenses	35,028	58,222		93,250
Computer expenses	415,761	42,703		458,464
Supplies	205,780	89,011		294,791
Professional fees	5,907,277	30,753	250	5,938,281
Insurance	310,688	68,466		379,154
Public company expenses	352,201	0		352,201
Depreciation and amortization	3,203,448	787,283	116,721	4,107,451
Tax expenses, other	358,861	4,168		363,029
Other	-86,414	10,075	147,070	70,731
Allocation expense inter/intra	-2,800,000	2,850,000		50,000
General and administrative expenses	25,093,481	7,347,432	390,288	32,831,202
Non-recurring charge Acquisitions	3,750,842			3,750,842
Operating Income	-23,014,225	-2,938,906	-390,288	-26,343,419
Other income and (expenses)	2,973,844	109,732	-3,191,033	-107,456
Pretax income	-20,040,381	-2,829,174	-3,581,321	-26,450,875

Chapter 11
Consolidating P&L
August, 2002 M.MTD

	HALO DIP	Chapter 11
Drop ship sales	1,726,473	1,726,473
Fulfillment sales	583,239	583,239
Other revenue	7,614	7,614
Net sales	2,317,325	2,317,325
Drop ship — COS	1,327,738	1,327,738
Fulfillment — COS	464,820	464,820
Other — COS	-21,018	-21,018
Freight — COS	40,893	40,893
Total Cost of sales	1,812,433	1,812,433
Gross Profit	504,892	504,892
Commissions and Salaries	256,999	256,999
Selling expenses other	4,081	4,081
Selling Expenses	261,080	261,080
Payroll & Benefits	759,894	759,894
Travel entertainment & auto	25,291	25,291
Occupancy	79,427	79,427
Communications	103,793	103,793
Postage and freight	-40,285	-40,285
Bad debt expense	14,213	14,213
Bank fees/credit card charges	43,045	43,045
Office expenses	10,880	10,880
Computer expenses	-29,409	-29,409
Supplies	5,040	5,040
Professional fees	1,425,680	1,425,680
Insurance	27,006	27,006
Public company expenses	37,418	37,418
Depreciation and amortization	379,209	379,209
Tax expenses, other	54,291	54,291
Other	311	311
General and administrative expenses	2,895,805	2,895,805
Non-recurring charge Acquisitions	4,619	4,619
Operating Income	-2,656,612	-2,656,612
Other income and (expenses)	-77,416	-77,416
Pretax income	-2,734,028	-2,734,028

HALO DIP
Consolidating P&L
August, 2002 M.YTD

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
Drop ship sales	38,375,984	1,397,902		39,773,885
Fulfillment sales	8,094,602	0		8,094,602
Other revenue	127,115	2,734	1,298,349	1,428,199
Net sales	46,597,701	1,400,636	1,298,349	49,296,686
Drop ship — COS	26,927,462	1,239,214	912,186	29,078,862
Fulfillment — COS	5,798,395	0		5,798,395
Other — COS	-133,857	0		-133,857
Freight — COS	277,111	87,067		364,178
Total Cost of sales	32,869,110	1,326,281	912,186	35,107,577
Gross Profit	13,728,591	74,355	386,163	14,189,109
Commissions and Salaries	7,402,066	0	178,154	7,580,220
Selling expenses other	780,643	-1,852		778,791
Selling Expenses	8,182,710	-1,852	178,154	8,359,011
Payroll & Benefits	10,487,727	659,074	334,528	11,481,329
Travel entertainment & auto	334,823	13,672		348,495
Occupancy	2,242,751	269,233	1,946	2,513,930
Communications	1,126,308	41,574	2,692	1,170,575
Postage and freight	423,529	562,628	827	986,984
Bad debt expense	190,272	10,029		200,301
Bank fees/credit card charges	488,681	268	288	489,236
Office expenses	193,712	-160,615	1,931	35,028
Computer expenses	383,562	30,188	2,012	415,761
Supplies	104,127	100,928	725	205,780
Professional fees	5,907,277	0		5,907,277
Insurance	310,688			310,688
Public company expenses	352,201			352,201
Depreciation and amortization	3,196,248	7,200		3,203,448
Tax expenses, other	338,612	20,250		358,861
Other	82,761	-169,175		-86,414
Allocation expense inter/intra	-2,883,333	0	83,333	-2,800,000
General and administrative expenses	23,279,944	1,371,582	441,956	25,093,481
Non-recurring charge Acquisitions	3,750,842			3,750,842
Operating Income	-21,484,905	-1,295,374	-233,946	-23,014,225
Other income and (expenses)	3,110,703	-262,157	125,298	2,973,844
Pretax income	-18,374,202	-1,557,531	-108,648	-20,040,381

HALO DIP
Consolidating P&L
August, 2002 M.MTD

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
Drop ship sales	1,726,473	0		1,726,473
Fulfillment sales	583,239	0		583,239
Other revenue	414	0	7,200	7,614
Net sales	2,310,125	0	7,200	2,317,325
Drop ship — COS	1,321,197	804	5,737	1,327,738
Fulfillment — COS	464,820	0		464,820
Other — COS	-21,018	0		-21,018
Freight — COS	40,893	0		40,893
Total Cost of sales	1,805,893	804	5,737	1,812,433
Gross Profit	504,233	-804	1,463	504,892
Commissions and Salaries	256,999	0	0	256,999
Selling expenses other	4,081	0		4,081
Selling Expenses	261,080	0	0	261,080
Payroll & Benefits	695,476	36,585	27,832	759,894
Travel entertainment & auto	23,881		1,411	25,291
Occupancy	52,431	26,996	0	79,427
Communications	98,285	5,509	0	103,793
Postage and freight	-41,193	908	0	-40,285
Bad debt expense	14,183	29		14,213
Bank fees/credit card charges	43,045	0	0	43,045
Office expenses	10,288	0	591	10,880
Computer expenses	-29,409	0	0	-29,409
Supplies	1,658	3,383	0	5,040
Professional fees	1,425,680	0		1,425,680
Insurance	27,006			27,006
Public company expenses	37,418			37,418
Depreciation and amortization	378,309	900		379,209
Tax expenses, other	54,291	0		54,291
Other	311	0		311
Allocation expense inter/intra	-10,417	0	10,417	0
General and administrative expenses	2,781,244	74,310	40,251	2,895,805
Non-recurring charge Acquisitions	4,619			4,619
Operating Income	-2,542,711	-75,114	-38,788	-2,656,612
Other income and (expenses)	-91,563	0	14,147	-77,416
Pretax income	-2,634,274	-75,114	-24,641	-2,734,028

HALO Industries, Inc.
August 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
August 31, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,251,535	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	3,732,042	47,810,047
Notes Receivable	—	—
Inventories	1,435,929	12,658,204
Prepaid Expenses	1,773,931	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	193,331,453	192,206,777
TOTAL CURRENT ASSETS	$201,524,890	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	205,800	3,942,889
Machinery and Equipment	15,209,740	16,998,197
Furniture, Fixtures and Office Equipment	4,368,990	9,717,576
Leasehold Improvements	2,342,865	4,153,447
Vehicles	16,467	77,208
Less Accumulated Depreciation	(14,561,605)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$7,582,256	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	230,193,516	233,583,342
TOTAL OTHER ASSETS	$230,193,516	$233,583,342
TOTAL ASSETS	439,300,662	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	6,605,065	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,386,107)	(11,489,445)
Wages Payable	1,720,542	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	20,168,956	47,213,511
TOTAL POSTPETITION LIABILITIES	$17,108,456	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$44,815,973	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings — Postpetition	(20,040,381)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(3,106,620)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$394,484,689	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	439,300,663	$513,446,909

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
August 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	193,331,453	192,206,777
Other Current Assets	193,331,453	192,206,777
Other Assets
Intangible Assets	9,677,451	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	24,747	25,000
Note receivable	2,207,008	(23)
CSV — Life insurance	12,000	1,202,742
Security deposits	374,723	287,341
Other assets — miscellaneous	(6,959)	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	230,193,516	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,306,123	574,217
Accounts payable — rebates receivable	(1,217,975)	(1,314,249)
Accounts payable — manual	3,706,742	9,916,853
Customer deposit	382,577	4,882,994
Accrued interest	4,742	4,742
Accrued WIP costs	(34,995)	—
Accrued expenses other	7,848,433	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,299,576	9,213,061
Term loans	—	—
Line of credit	828,188	15,272,006
Capital lease obligations	—	—
Deferred rent	284	—
Deferred compensation	37,530	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	20,168,956	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,276,892)	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	(894,108)	18,980,358
Adjustments to Owner Equity	(3,106,620)	17,654,646

Events by HA-LO
BALANCE SHEET
August 31, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	998	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	7,239	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	190,013	46,415
Professional Retainers
Other Current Assets (attach schedule)	2,029,591	2,336,788
TOTAL CURRENT ASSETS	$2,227,841	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	2,217,337	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	197,324	715,335
TOTAL POSTPETITION LIABILITIES	$150,931	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$197,324	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	2,128,661	1,581,035
Retained Earnings — Postpetition	(108,648)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$2,020,013	$1,937,002
TOTAL LIABILITIES AND OWNER'S EQUITY	2,217,337	$3,160,358

* "Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
August 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,029,591	2,336,788
Other Current Assets	2,029,591	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV — Life insurance	—	—
Security deposits	—	—
Other assets — miscellaneous	(10,504)	—
Deferred taxes — non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	—	—
Accounts payable — rebates receivable	—	—
Accounts payable — manual	18,924	15,146
Customer deposit	178,400	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes — current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities — other	—	—
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	197,324	715,335
Adjustments to Owner Equity
Unamortized compensation — SE	—	—
Cumulative translation adjustment	—	—
CTA — forecast category only	—	—
Retained Earnings — Other	—	—
Adjustments to Owner Equity	—	—

HALO DIP
Consolidated Balance Sheet
August, 2002 M.YTD
(Unaudited)

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	1,115,740	134,796	998	1,251,535
Receivables:
Trade receivables	-218,298	2,780,901	39	2,562,642
Unbilled receivables	0		7,200	7,200
Other receivables	1,162,199			1,162,199
Intercompany receivables	191,301,862	-27,619	2,029,591	193,331,453
Inventory	1,390,665	45,263		1,435,929
Prepaid expenses and deposits	1,541,535	42,383	190,013	1,773,931
Current Assets	196,293,704	2,975,725	2,227,841	201,524,890
PROPERTY AND EQUIPMENT
Property and equipment	22,100,647	43,215		22,143,862
Accumulated Deprec Property & equipment	-14,554,405	-7,200		-14,561,605
Total Property & Equipment, Net	7,546,241	36,015		7,582,256
Intangible assets, net	9,677,451			9,677,451
Other	220,526,569		-10,504	220,516,065
Total Other assets	230,204,020		-10,504	230,193,516
Total Assets	434,043,966	3,011,740	2,217,337	439,300,662
LIABILITIES CURRENT LIABILITIES
Accts Payable — Pre	26,277,960	1,383,165	46,393	27,707,518
Accts Payable — Post	10,900,087	-472,664	-27,469	10,399,954
Accrued Expenses:
Accrued commissions and wages	1,720,542		0	1,720,542
Accrued other expenses	-2,569,395	-26,255	0	-2,595,650
Customer deposits	204,030	147	178,400	382,577
Due to Related Parties	15,000			15,000
Reserve for Restructuring	6,299,576			6,299,576
Total current liabilities	42,847,800	884,393	197,324	43,929,517
Long-Term Debt	828,188			828,188
Other Liabilities	58,269		0	58,269
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	421,932,304			421,932,304
Unamortized compensation	-935,620			-935,620
Cumulative translation account	-1,304,514	2		-1,276,892
Retained Earnings — Ending	-69,424,192	-6,491,614	2,020,013	-73,895,793
Liabilities and shareholders' equity	442,662,925	-5,607,219	2,217,337	439,300,663

HALO Industries, Inc.
August 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: Aug. 2002

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA — Employee
FICA — Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases — Building
Rent/Leases — Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        Current vendor payment terms are Net 14 terms.

FORM MOR-4
(9/99)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
August 1, 2002 to August 31, 2002

DATE SUBMITTED:	9/30/2002
DATE REQUIRED:	9/13/2002
Vendor #	Pay Day	Payable To/ Address	Total Amount of Check
13824	20	Alabama Department of Revenue	$1,939.66
PAYTO		Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
23922	20	Baldwin County	$—
PAYTO		Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
13840	20	Cullman County	$—
PAYTX		402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206
25578	20	Jefferson County	$—
PAYTO		Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710
	20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
13828	20	Tax Trust Acct	$14.35
PAYTO		Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725
13826	20	City of Birmingham	$46.25
PAYTO		P.O. Box 10566 Birmingham, AL 35296-0001
12790	20	City of Decatur	$—
PAYTX		Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
13829	20	City of Huntsville	$—
PAYTO		City Clerk P.O. Box 040003 Huntsville, AL. 35804
	20	LGR P.O. Box 1324 Hartselle, AL 35640-1324	$—
15880	20	Colorado Department of Revenue	$218.00
PAYTX		Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
23382	20	City & County of Denver	$51.34
PAYTO1		Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430
13834	20	State Tax Commission	$6.91
PAYTO		PO Box 76 Boise, ID 83707
16885	20	Massachusetts Department of Revenue	$243.67
PAYTO		P.O. Box 7039 Boston, MA 02204
14260	15	State of Michigan	463.24
PAYTX		Dept 77802 Detroit, MI 48277-0003

1994	20	Minnesota Department of Revenue	$275.00
PAYTX		Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
14259	15	North Carolina Department of Revenue	$1,286.20
PAYTO1		PO Box 25000 Raleigh, NC 27640
14259	15	North Carolina Department of Revenue	$—
PAYTO4		Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640
13837	20	New Jersey Sales Tax	$23.60
PAYTO		CN-999 Trenton, NJ 08646-0999
13833	20	NYS Sales Tax Processing	$182.13
PAYTX		General Post Office PO Box 1208 New York, NY 10116-1208
3568	15	Treasurer of State of Ohio	$4,817.59
PAYTAX		P.O. Box 16560 Columbus, OH 43266-00600
13835	20	South Carolina Tax Commission	$210.25
PAYTO		SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
28769	20	Virginia Department of Taxation	$500.25
PAYTX		Processing Services Division PO Box 26626 Richmond, VA 23261-6626
22156	25	State of Washington	$344.21
PAYTO		Department of Revenue PO Box 34051 Seattle, WA 98124-1051
16090	30	City of Bellevue	$—
Qtrly		P.O. Box 34372
PAYTX1		Seattle, WA 98124-1372

Subtotal of checks required			10,622.65

EFT's		NO CHECKS ARE REQUIRED	EFT's
24/30	24	California Board of Equalization	$7,475.00
10614	31	Commissioner of Revenue Services	$536.71
PAYTX
	20	Florida Dept of Revenue	$—
	20	Georgia Dept of Revenue	$2,397.27
Prepays	7	Illinois Dept of Revenue	$—
5/7/2002
Prepays	15	Illinois Dept of Revenue	$—
5/15/2002
Prepays	22	Illinois Dept of Revenue	$—
5/22/2002
Prepays	31	Illinois Dept of Revenue	$—
5/31/2002
	20	Illinois Dept of Revenue	$(0.00)
	20	Indiana Dept of Revenue	$208.48
	20	PA Dept of Revenue	$396.59
	20	Tennessee Department of Revenue	$4,440.00

20	Texas Dept of Revenue	$1,532.15
20	Wisconsin Department of Revenue	$1,690.12

Subtotal of EFTS		$18,676.32

Total Sales Tax Payments		$29,298.97

	Check Disbursements By Date:
	Check Disbursements Post Marked the 15th	$6,567.03
	Check Disbursements Post Marked the 20th	$3,711.41
	Check Disbursements Post Marked the 25th	$344.21
	Check Disbursements Post Marked the 30th	$—
	Total Checks	$10,622.65

	EFT Disbursements By Date:
	EFT Disbursements Posted By Bank On 7th:	$—
	EFT Disbursements Posted By Bank On 8th:	$—
	EFT Disbursements Posted By Bank On 15th:	$—
	EFT Disbursements Posted By Bank On 20th:	$10,664.61
	EFT Disbursements Posted By Bank On 22th:	$—
	EFT Disbursements Posted By Bank On 24th:	$7,475.00
	EFT Disbursements Posted By Bank On 30th:	$—
	EFT Disbursements Posted By Bank On 31th:	$536.71
	Total EFT Disbursements	$18,676.32

	Total Disbursements	$29,298.97

QuickLinks

August 2002 Consolidated HALO DIP
August 2002 Consolidated Statement of Operations
August 2002 Consolidated Balance Sheet
August 2002 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments